CERTAIN TRANSACTIONS	6 Months Ended
Jun. 30, 2016
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Anda acquisition:

On August 3, 2016, Teva entered into a definitive agreement with Allergan plc to purchase Anda Inc., the fourth largest distributor of generic pharmaceuticals in the United States, for cash consideration of $500 million. Closing of this transaction is expected in 2016, subject to antitrust approval and satisfaction of other customary conditions.

Actavis Generics acquisition:

On August 2, 2016, Teva consummated its acquisition of Allergan plc's worldwide generic pharmaceuticals business (“Actavis Generics”). At closing, Teva paid consideration of approximately $33.4 billion in cash and approximately 100.3 million Teva shares issued to Allergan.

In July 2016, Teva completed debt issuances for an aggregate principal amount of $20.4 billion, or $20.3 billion net proceeds, consisting of senior notes with aggregate principal amount of $15 billion, €4 billion and CHF 1 billion and maturities of two to 30 years. The effective average interest rate of the newly issued notes is 2.32% per annum.

At the closing of the acquisition, Teva borrowed $5 billion under its term loan facility with a syndicate of banks. The term facility is split into two tranches of $2.5 billion each, with the first tranche maturing in full after three years and the second tranche maturing in five years with payment installments each year. In addition, Teva terminated its $22 billion bridge loan credit agreement.

Teva financed the cash consideration with the amounts mentioned above, in addition to approximately $8.1 billion from cash on hand, including from its December 2015 equity offerings, and borrowings under its syndicated revolving line of credit.

Japanese business venture:

On April 1, 2016, Teva and Takeda established Teva Takeda Yakuhin Ltd., a new business venture in Japan. The business venture combines Teva's Japanese generics business along with Takeda's portfolio of non-exclusive products. The business venture seeks to leverage Takeda's leading brand reputation and strong distribution presence in Japan with Teva's expertise in supply chain, operational network, infrastructure and R&D, to meet the wide-ranging needs of patients and growing importance of generics in Japan through the provision of off-patent medicines.

Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture was consolidated in Teva's financial statements commencing April 1, 2016. Takeda's interest in the business venture is accounted for under “net loss attributable to non-controlling interests.”

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These preliminary estimates are subject to revision, which may result in adjustments to the preliminary values presented below, when the appraisals are finalized. Under the accounting treatment for the transaction, Teva recorded net assets acquired of $1.8 billion and “non-controlling interests” of $1.6 billion, with the difference recorded under “Teva shareholders' equity.”

U.S.$ in millions
Inventories	$139
Identifiable intangible assets:
Product and marketing rights	1,664
Goodwill	566

Total assets acquired	2,369
Current liabilities	34
Other liabilities	510

Total liabilities assumed	544
Net assets acquired	$1,825

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Rimsa acquisition:

On March 3, 2016, Teva completed the acquisition of Representaciones e Investigaciones Médicas, S.A. de C.V. ("Rimsa"), a leading pharmaceutical manufacturing and distribution company in Mexico, along with a portfolio of products and companies, intellectual property, assets and pharmaceutical patents in Latin America and Europe, for an amount of $2.3 billion, in a cash free, debt free set of transactions. Teva financed the transaction using cash on hand.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These preliminary estimates are subject to revision, which may result in adjustments to the preliminary values presented below, when the appraisals are finalized.

U.S.$ in millions
Current assets	$110
Deferred taxes and other assets	696
Identifiable intangible assets:
Product rights	781
Research and development in-process	177
Trade names / customer relationships	49
Goodwill	995

Total assets acquired	2,808
Current liabilities	117
Other liabilities	370

Total liabilities assumed	487
Net assets acquired	$2,321

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.